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                                                                   EXHIBIT 10.12



               AMENDMENT TO COMMERCIAL PAPER PLACEMENT AGREEMENT
                         BETWEEN AMCORE FINANCIAL, INC.
                          AND M&I MARSHALL ILSLEY BANK
                                OCTOBER 28, 1998




Section 2. Aggregate Limits of Issuer's Commercial Paper. Issuer covenants and agrees that the outstanding principal amount owing under Issuer's Commercial Paper placed by agent with Purchasers pursuant to this Agreement, when added to the amounts drawn and outstanding under Bank-Up Lines of Credit, shall not at any time exceed $50,000,000.




All other sections of the Commercial Paper Placement Agreement shall remain in effect.


                                        DATE:         11/2/98
                                             -----------------------------
                                        ISSUER:  Amcore Financial, Inc.
                                               ---------------------------
                                        BY: /s/ John R. Hecht
                                           -------------------------------
                                        ITS: EVP & CFO
                                            ------------------------------
                                            (Title)



                                        AGENT:  M&I Marshall & Ilsley Bank
                                              ----------------------------
                                        BY:
                                           -------------------------------
                                        ITS:
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